BAXTER INTERNATIONAL INC.
Net Sales by Segment
(unaudited, in millions)

	Years Ended December 31,
				Reported Growth		Constant Currency Growth
	2020	2019	2018	2020	2019	2020	2019
Net sales by segment:
Americas	$6,321	$6,306	$6,156	0%	2%	2%	4%
EMEA	2,877	2,756	2,741	4%	1%	4%	5%
APAC	2,475	2,300	2,202	8%	4%	7%	8%
Total net sales	$11,673	$11,362	$11,099	3%	2%	3%	5%

	Quarters Ended December 31,
				Reported Growth		Constant Currency Growth
	2020	2019	2018	2020	2019	2020	2019
Net sales by segment:
Americas	$1,681	$1,685	$1,551	(0)%	9%	1%	9%
EMEA	800	736	707	9%	4%	4%	6%
APAC	700	618	575	13%	7%	8%	9%
Total net sales	$3,181	$3,039	$2,833	5%	7%	3%	8%

	Quarters Ended September 30,
				Reported Growth		Constant Currency Growth
	2020	2019	2018	2020	2019	2020	2019
Net sales by segment:
Americas	$1,606	$1,585	$1,547	1%	2%	3%	4%
EMEA	720	679	657	6%	3%	3%	7%
APAC	646	587	557	10%	5%	7%	8%
Total net sales	$2,972	$2,851	$2,761	4%	3%	4%	5%

	Quarters Ended June 30,
				Reported Growth		Constant Currency Growth
	2020	2019	2018	2020	2019	2020	2019
Net sales by segment:
Americas	$1,469	$1,577	$1,568	(7)%	1%	(4)%	2%
EMEA	669	684	691	(2)%	(1)%	0%	5%
APAC	580	573	554	1%	3%	5%	9%
Total net sales	$2,718	$2,834	$2,813	(4)%	1%	(1)%	4%

	Quarters Ended March 31,
				Reported Growth		Constant Currency Growth
	2020	2019	2018	2020	2019	2020	2019
Net sales by segment:
Americas	$1,565	$1,459	$1,490	7%	(2)%	8%	(0)%
EMEA	688	657	686	5%	(4)%	8%	3%
APAC	549	522	516	5%	1%	9%	7%
Total net sales	$2,802	$2,638	$2,692	6%	(2)%	8%	2%

BAXTER INTERNATIONAL INC.
Operating Income by Segment
(unaudited, in millions)

	Years Ended December 31,
	2020	2019	2018
Operating income by segment
Americas	$2,389	$2,499	$2,533
EMEA	523	527	544
APAC	591	549	532
Total segment operating income	3,503	3,575	3,609
Corporate and other	(1,887)	(1,803)	(2,025)
Total operating income	$1,616	$1,772	$1,584

	Quarters Ended December 31,
	2020	2019	2018
Operating income by segment
Americas	$663	$688	$638
EMEA	159	158	155
APAC	159	155	149
Total segment operating income	981	1,001	942
Corporate and other	(575)	(465)	(551)
Total operating income	$406	$536	$391

	Quarters Ended September 30,
	2020	2019	2018
Operating income by segment
Americas	$611	$625	$651
EMEA	126	132	137
APAC	161	138	137
Total segment operating income	898	895	925
Corporate and other	(428)	(392)	(543)
Total operating income	$470	$503	$382

	Quarters Ended June 30,
	2020	2019	2018
Operating income by segment
Americas	$527	$617	$648
EMEA	121	124	130
APAC	143	136	131
Total segment operating income	791	877	909
Corporate and other	(460)	(527)	(532)
Total operating income	$331	$350	$377

	Quarters Ended March 31,
	2020	2019	2018
Operating income by segment
Americas	$588	$569	$596
EMEA	117	113	122
APAC	128	120	115
Total segment operating income	833	802	833
Corporate and other	(424)	(419)	(399)
Total operating income	$409	$383	$434

BAXTER INTERNATIONAL INC.
Net Sales by Product Category
(unaudited, in millions)

	Years Ended December 31,
										Reported Growth						Constant Currency Growth
	2020			2019			2018			2020			2019			2020			2019
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Net sales by product category:
Renal Care	$848	$2,909	$3,757	$791	$2,848	$3,639	$816	$2,835	$3,651	7%	2%	3%	(3)%	0%	(0)%	7%	3%	4%	(3)%	5%	3%
Medication Delivery	1,738	953	2,691	1,762	977	2,739	1,652	974	2,626	(1)%	(2)%	(2)%	7%	0%	4%	(1)%	(1)%	(1)%	7%	5%	6%
Pharmaceuticals	849	1,249	2,098	904	1,215	2,119	976	1,091	2,067	(6)%	3%	(1)%	(7)%	11%	3%	(6)%	3%	(1)%	(7)%	17%	5%
Clinical Nutrition	330	580	910	308	552	860	313	554	867	7%	5%	6%	(2)%	(0)%	(1)%	7%	5%	6%	(2)%	4%	2%
Advanced Surgery	516	370	886	533	342	875	465	332	797	(3)%	8%	1%	15%	3%	10%	(3)%	8%	1%	15%	8%	12%
Acute Therapies	286	454	740	184	351	535	174	341	515	55%	29%	38%	6%	3%	4%	55%	30%	39%	6%	8%	7%
BioPharma Solutions	234	252	486	257	212	469	244	205	449	(9)%	19%	4%	5%	3%	4%	(9)%	17%	3%	5%	9%	7%
Other	77	28	105	87	39	126	83	44	127	(11)%	(28)%	(17)%	5%	(11)%	(1)%	(11)%	(28)%	(17)%	5%	(9)%	0%
Total Baxter	$4,878	$6,795	$11,673	$4,826	$6,536	$11,362	$4,723	$6,376	$11,099	1%	4%	3%	2%	3%	2%	1%	5%	3%	2%	7%	5%

	Quarters Ended December 31,
										Reported Growth						Constant Currency Growth
	2020			2019			2018			2020			2019			2020			2019
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Net sales by product category:
Renal Care	$219	$794	$1,013	$204	$756	$960	$207	$744	$951	7%	5%	6%	(1)%	2%	1%	7%	3%	4%	(1)%	3%	2%
Medication Delivery	476	267	743	495	261	756	401	248	649	(4)%	2%	(2)%	23%	5%	16%	(4)%	1%	(2)%	23%	8%	17%
Pharmaceuticals	212	350	562	240	330	570	241	288	529	(12)%	6%	(1)%	(0)%	15%	8%	(12)%	2%	(4)%	(0)%	17%	9%
Clinical Nutrition	89	154	243	80	149	229	75	137	212	11%	3%	6%	7%	9%	8%	11%	1%	4%	7%	11%	9%
Advanced Surgery	147	112	259	137	93	230	127	86	213	7%	20%	13%	8%	8%	8%	7%	15%	10%	8%	12%	9%
Acute Therapies	82	139	221	48	96	144	45	91	136	71%	45%	53%	7%	5%	6%	71%	40%	50%	7%	8%	7%
BioPharma Solutions	48	67	115	64	53	117	53	59	112	(25)%	26%	(2)%	21%	(10)%	4%	(25)%	19%	(5)%	21%	(7)%	6%
Other	17	8	25	21	12	33	23	8	31	(19)%	(33)%	(24)%	(9)%	50%	6%	(19)%	(50)%	(30)%	(9)%	38%	3%
Total Baxter	$1,290	$1,891	$3,181	$1,289	$1,750	$3,039	$1,172	$1,661	$2,833	0%	8%	5%	10%	5%	7%	0%	5%	3%	10%	7%	8%

	Quarters Ended September 30,
										Reported Growth						Constant Currency Growth
	2020			2019			2018			2020			2019			2020			2019
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Net sales by product category:
Renal Care	$216	$739	$955	$199	$719	$918	$209	$698	$907	9%	3%	4%	(5)%	3%	1%	9%	3%	4%	(5)%	6%	4%
Medication Delivery	419	246	665	446	240	686	405	234	639	(6)%	3%	(3)%	10%	3%	7%	(6)%	3%	(3)%	10%	6%	9%
Pharmaceuticals	209	330	539	212	304	516	243	278	521	(1)%	9%	4%	(13)%	9%	(1)%	(1)%	5%	3%	(13)%	14%	2%
Clinical Nutrition	87	147	234	77	139	216	81	137	218	13%	6%	8%	(5)%	1%	(1)%	13%	1%	6%	(5)%	6%	2%
Advanced Surgery	138	97	235	134	82	216	122	77	199	3%	18%	9%	10%	6%	9%	3%	17%	8%	10%	10%	10%
Acute Therapies	72	105	177	44	86	130	41	81	122	64%	22%	36%	7%	6%	7%	64%	21%	35%	7%	10%	9%
BioPharma Solutions	84	57	141	89	51	140	74	50	124	(6)%	12%	1%	20%	2%	13%	(6)%	4%	(2)%	20%	6%	15%
Other	19	7	26	23	6	29	19	12	31	(17)%	17%	(10)%	21%	(50)%	(6)%	(17)%	50%	(3)%	21%	(42)%	(3)%
Total Baxter	$1,244	$1,728	$2,972	$1,224	$1,627	$2,851	$1,194	$1,567	$2,761	2%	6%	4%	3%	4%	3%	2%	5%	4%	3%	8%	5%

	Quarters Ended June 30,
										Reported Growth						Constant Currency Growth
	2020			2019			2018			2020			2019			2020			2019
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Net sales by product category:
Renal Care	$209	$710	$919	$196	$711	$907	$204	$715	$919	7%	(0)%	1%	(4)%	(1)%	(1)%	7%	5%	5%	(4)%	5%	3%
Medication Delivery	394	211	605	429	248	677	425	250	675	(8)%	(15)%	(11)%	1%	(1)%	0%	(8)%	(10)%	(9)%	1%	5%	3%
Pharmaceuticals	208	273	481	225	303	528	259	270	529	(8)%	(10)%	(9)%	(13)%	12%	(0)%	(8)%	(6)%	(6)%	(13)%	19%	3%
Clinical Nutrition	75	141	216	77	136	213	77	138	215	(3)%	4%	1%	0%	(1)%	(1)%	(3)%	8%	4%	0%	4%	3%
Advanced Surgery	94	74	168	143	88	231	118	85	203	(34)%	(16)%	(27)%	21%	4%	14%	(34)%	(15)%	(27)%	21%	11%	17%
Acute Therapies	72	114	186	44	88	132	42	85	127	64%	30%	41%	5%	4%	4%	64%	35%	45%	5%	9%	8%
BioPharma Solutions	54	62	116	54	58	112	62	49	111	0%	7%	4%	(13)%	18%	1%	0%	10%	5%	(13)%	24%	4%
Other	21	6	27	25	9	34	23	11	34	(16)%	(33)%	(21)%	9%	(18)%	0%	(16)%	(33)%	(21)%	9%	(9)%	3%
Total Baxter	$1,127	$1,591	$2,718	$1,193	$1,641	$2,834	$1,210	$1,603	$2,813	(6)%	(3)%	(4)%	(1)%	2%	1%	(6)%	1%	(1)%	(1)%	8%	4%

	Quarters Ended March 31,
										Reported Growth						Constant Currency Growth
	2020			2019			2018			2020			2019			2020			2019
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Net sales by product category:
Renal Care	$204	$666	$870	$192	$662	$854	$196	$678	$874	6%	1%	2%	(2)%	(2)%	(2)%	6%	4%	4%	(2)%	4%	3%
Medication Delivery	449	229	678	392	228	620	421	242	663	15%	0%	9%	(7)%	(6)%	(6)%	15%	5%	11%	(7)%	1%	(4)%
Pharmaceuticals	220	296	516	227	278	505	233	255	488	(3)%	6%	2%	(3)%	9%	3%	(3)%	11%	5%	(3)%	17%	8%
Clinical Nutrition	79	138	217	74	128	202	80	142	222	7%	8%	7%	(8)%	(10)%	(9)%	7%	12%	10%	(8)%	(4)%	(5)%
Advanced Surgery	137	87	224	119	79	198	98	84	182	15%	10%	13%	21%	(6)%	9%	15%	14%	15%	21%	(1)%	11%
Acute Therapies	60	96	156	48	81	129	46	84	130	25%	19%	21%	4%	(4)%	(1)%	25%	22%	23%	4%	5%	5%
BioPharma Solutions	48	66	114	50	50	100	55	47	102	(4)%	32%	14%	(9)%	6%	(2)%	(4)%	36%	16%	(9)%	17%	3%
Other	20	7	27	18	12	30	18	13	31	11%	(42)%	(10)%	0%	(8)%	(3)%	11%	(42)%	(10)%	0%	(8)%	(3)%
Total Baxter	$1,217	$1,585	$2,802	$1,120	$1,518	$2,638	$1,147	$1,545	$2,692	9%	4%	6%	(2)%	(2)%	(2)%	9%	8%	8%	(2)%	5%	2%